Intangible Asset, Net - Schedule of Future Estimated Amortization Expenses (Details)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
2025	¥ 985,844
2026	985,844
2027	985,844
2028	985,844
2029	985,844
Thereafter	41,816,224
Total	¥ 46,745,444	$ 6,502,900	¥ 47,731,288